EXHIBIT 24

POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Manatron, Inc., does hereby appoint Paul R. Sylvester, Krista L. Inosencio and Stephen C. Waterbury, and each of them, his or her attorneys or attorney, with full power of substitution and resubstitution, for such individual and in his or her name, place and stead, in any and all capacities, to sign the Form 10-K of Manatron, Inc. for its fiscal year ended April 30, 2005, together with any and all amendments thereto, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission.

Signature:	/s/ Randall L. Peat

Print Name: Randall L. Peat

Title: Chairman

Date: June 17, 2005

POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Manatron, Inc., does hereby appoint Paul R. Sylvester, Krista L. Inosencio and Stephen C. Waterbury, and each of them, his or her attorneys or attorney, with full power of substitution and resubstitution, for such individual and in his or her name, place and stead, in any and all capacities, to sign the Form 10-K of Manatron, Inc. for its fiscal year ended April 30, 2005, together with any and all amendments thereto, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission.

Signature:	/s/ Harry C. Vorys

Print Name: Harry C. Vorys

Title: Director

Date: June 10, 2005

POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Manatron, Inc., does hereby appoint Paul R. Sylvester, Krista L. Inosencio and Stephen C. Waterbury, and each of them, his or her attorneys or attorney, with full power of substitution and resubstitution, for such individual and in his or her name, place and stead, in any and all capacities, to sign the Form 10-K of Manatron, Inc. for its fiscal year ended April 30, 2005, together with any and all amendments thereto, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission.

Signature:	/s/ Stephen C. Waterbury

Print Name: Stephen C. Waterbury

Title: Director

Date: June 13, 2005

POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Manatron, Inc., does hereby appoint Paul R. Sylvester, Krista L. Inosencio and Stephen C. Waterbury, and each of them, his or her attorneys or attorney, with full power of substitution and resubstitution, for such individual and in his or her name, place and stead, in any and all capacities, to sign the Form 10-K of Manatron, Inc. for its fiscal year ended April 30, 2005, together with any and all amendments thereto, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission.

Signature:	/s/ W. Scott Baker

Print Name: W. Scott Baker

Title: Director

Date: June 15, 2005

POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Manatron, Inc., does hereby appoint Paul R. Sylvester, Krista L. Inosencio and Stephen C. Waterbury, and each of them, his or her attorneys or attorney, with full power of substitution and resubstitution, for such individual and in his or her name, place and stead, in any and all capacities, to sign the Form 10-K of Manatron, Inc. for its fiscal year ended April 30, 2005, together with any and all amendments thereto, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission.

Signature:	/s/ Richard J. Holloman

Print Name: Richard J. Holloman

Title: Director

Date: June 8, 2005

POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Manatron, Inc., does hereby appoint Paul R. Sylvester, Krista L. Inosencio and Stephen C. Waterbury, and each of them, his or her attorneys or attorney, with full power of substitution and resubstitution, for such individual and in his or her name, place and stead, in any and all capacities, to sign the Form 10-K of Manatron, Inc. for its fiscal year ended April 30, 2005, together with any and all amendments thereto, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission.

Signature:	/s/ Gene Bledsoe

Print Name: Gene Bledsoe

Title: Director

Date: June 13, 2005